Intangible assets	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Intangible assets

Note 2 — Intangible Assets

In July 2010, we acquired Cequent. A substantial portion of the assets acquired were allocated to identifiable intangible assets related to in-process research and development (“IPR&D”) projects identified by our chief executive officer. Our chief executive officer estimated acquisition-date fair values of these intangible assets based on a number of factors. Utilizing the income approach, a discounted cash flow model using forecasted operating results related to the identified intangible assets, fair value was determined to be $19.3 million for FAP and $3.4 million for tkRNAi, for a total of $22.7 million. We recorded a loss on impairment of these intangible assets of $16.0 million in 2011.

We tested the carrying value of our intangible assets for impairment as of December 31, 2014 and 2015, utilizing the income approach. We estimated the fair value of these intangible assets using a discount rate of 22% and 23%, respectively. We probability adjusted our estimation of the expected future cash flows associated with each project and then determined the present value of the expected future cash flows using the discount rate. The projected cash flows from the projects were based on key assumptions, including those outlined above. As no impairment was indicated, no loss was recorded in 2014 or 2015.

Deferred Taxes — Our acquisition of Cequent in 2010 was treated as a tax-free merger. Deferred tax assets acquired were comprised of $7.0 million of federal and state net operating loss carry-forwards and $1.1 million of tax credit carry-forwards. The tax basis for acquired intangible assets of $22.7 million is $0, which results in a deferred tax liability of $8.0 million, as there will be no tax deduction when the book basis is expensed and the deferred tax liability is reduced. After considering the impairment loss in 2011 and the current carrying value of the intangible assets at December 31, 2014 and 2015, we had a deferred tax liability of $2.4 million related to these intangible assets. No material change was recorded in 2014 or 2015. Due to uncertainty as to the timing of the reversal, we determined that the deferred tax liability did not support realization of any deferred tax assets (see Note 9).